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                                                                  Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference herein of our report dated August 13, 2003, with respect to the consolidated financial statements of Equidyne Corporation and Subsidiaries included in its Annual Report on Form 10-KSB/A for the year ended July 31, 2003, filed with the Securities and Exchange Commission.



/s/ KBA Group LLP
Dallas, Texas
September 8, 2003